Developing a Treatment for Hepatitis D Virus (HDV) LOWR HDV Program Review at AASLD 2016 Exhibit 99.1

Forward-Looking Statements This presentation and the oral commentary contain “forward-looking” statements that involve substantial risks and uncertainties. All statements other than statements of historical facts, including statements regarding our future financial condition, timing for and outcomes of clinical results, business strategy and plans and objectives for future operations, are forward looking statements. These forward-looking statements include terminology such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “contemplate,” “intend,” “target,” “project,” “should,” “plan,” “expect,” “predict,” “could,” “potentially” or the negative of these terms Forward looking statements are our current statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned clinical development, the timing of and our ability to initiate or enroll clinical trials, and our ability to make regulatory filings and obtain and maintain regulatory approvals for Sarasar, Bestatin, PEG IFN Lambda and our other product candidates, our intellectual property position, the potential safety, efficacy, reimbursement, convenience clinical and pharmaco-economic benefits of our product candidates, commercial opportunities, including potential market sizes and segments, our ability to commercialize, expectations regarding clinical trial data and FDA outcomes, our results of operations, cash needs, spending of the proceeds from this offering, financial condition, liquidity, prospects, growth and strategies, the industry in which we operate and the trends that may affect the industry or us. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. © 2016 Eiger Biopharmaceuticals, Inc., all rights reserved. Sarasar is a registered trademark of Merck Sharp & Dohme Corp. Bestatin is a trademark of Nippon Kayaku Co., Ltd. All other trademarks belong to their respective owners.

Mission Eiger is a clinical-stage biopharmaceutical company committed to develop and commercialize novel products for the treatment of Orphan diseases.  Eiger has built a diverse, late-stage portfolio of well-characterized product candidates with the potential to address diseases for which the unmet medical need is high, a novel biology for treatment has been identified, and for which an effective therapy is urgently needed. The Eiger management team has extensive experience in the clinical development and commercialization of a broad range of therapeutics, including Orphan Designation drugs.

Phase 2 Data Hepatitis Delta Post-Bariatric Hypoglycemia Pulmonary Arterial Hypertension Lymphedema PEG IFN Lambda Exendin (9-39) BestatinTM (ubenimex) BestatinTM (ubenimex) 2017 2016 2017 2017 Development Pipeline Indication Phase II Approved Treatments Product Hepatitis Delta Sarasar® (lonafarnib) 2016 ✓

6:30 PM Introductions David Cory Eiger President / CEO 6:40 PM LOWR HDV – 2 Cihan Yurdaydin, MD Ankara University 6:55 PM Post-Treatment Viral Clearance Jeffrey Glenn, MD, PhD Stanford Medical School 7:05 PM LOWR HDV – 3 Jeffrey Glenn, MD, PhD Stanford Medical School 7:15 PM LOWR HDV – 4 Heiner Wedemeyer, MD Hannover Medical School 7:30 PM Eiger Clinical Update Eduardo Martins, MD, DPhil Eiger Sr VP Liver Disease 7:45 PM Panel Discussion and Q&A All Agenda

Sarasar® (lonafarnib) Phase 2 HDV Program 111 HDV Infected Patients Dosed Proof of Concept Monotherapy N = 14 LOWR HDV – 1 ± RTV or PEG IFN α N = 15 LOWR HDV – 2 Dose Finding +/- PEG IFN α N = 46 LOWR HDV – 3 QD Dose N = 21 LOWR HDV – 4 Dose-Escalation N = 15 MHH Hannover Medical School LOWR HDV = LOnafarnib With Ritonavir in HDV Dosing Last Patient Dosed Last Patient Dosed 2015 2015

* Yurdaydin, C. et al, AASLD Abstract #1845; ** Koh, C. et al, 12th HDIN Meeting; ***Wedemeyer, H. et al, AASLD Abstract #230. LOWR HDV – 2* Dose optimization study to identify optimal LNF-RTV combinations +/- PEG IFN LOWR HDV – 4*** Is rapid dose-escalation possible and/or required? LOWR HDV – 3 “QD” Study N = 21 LOWR HDV – 4 “Dose-Escalation” Study N = 15 LOWR HDV – 2 “Dose-Finding” Study N = 46 LOWR HDV – 3** Is once-daily dosing sufficient? LOWR HDV Program Identifying Dose and Regimen for Registration Study

Over 25 Years to Cure HCV Low Response Rates Created Significant Market Opportunity 1986 1998 2001 2002 2011 2014 IFN 6 months IFN 12 months IFN + RBV 6 months IFN + RBV 12 months PEG IFN 12 months PEG IFN + RBV 12 months PEG IFN + RBV + PI 6-12 months Multiple DAA’s 3 months % % % % % % % % > $500M > $1B+ > $2B+ > $3B+ > $10B+ Global Market $ Evolution of Therapy for HCV * Frost and Sullivan HCV Reports, Manns et al Nat Rev Drug Dis 12 (2013)

HDV: Most Aggressive Form of Viral Hepatitis Normal Liver Chronic Hepatitis HCC ESLD Death Viral Hepatitis Infection Cirrhosis Time HDV 5-10 years 10-20 years HCV 20-25 years 25-30 years

Exploring Optimal Dosing of Lonafarnib with Ritonavir for the Treatment of Chronic Delta Hepatitis — Interim Results from the LOWR HDV-2 Study C Yurdaydin, R Idilman, C Kalkan, F Karakaya, A Caliskan, E Karatayli, S Karatayli, A Mithat Bozdayi, C Koh, T Heller, JS Glenn

HDV leads to the most severe form of viral hepatitis More rapid progression to liver cirrhosis More likely to develop HCC / decompensation vs HBV HDV is always associated with HBV Infection HDV steals HBsAg from HBV for envelopment Prenylation is critical for HDV morphogenesis HDV hijacks prenylation, a host process No FDA approved Rx for HDV PEG IFN α demonstrates modest benefit HDV worldwide prevalence is 15 - 20 million Approximately 4-6% of HBV worldwide population is infected with HDV Orphan status in US and EU large delta antigen small delta antigen HDV HBsAg HBV HDV genome Hepatitis Delta Virus The Most Severe Form of Viral Hepatitis

Uncoating of Virus Transport to Nucleus Replication Assembly prenylated LHDAg HDV genome prenylated LHDAg prenyl moiety small HDAg Release of Progeny Cytoplasm HBV surface antigen large HDAg small delta antigen large delta antigen HDV genome HDV genome large HDAg HBsAg Prenylation The HDV Life Cycle

Small molecule, oral, prenylation inhibitor Well-characterized through Phase 3 >2,000 patients dosed in oncology program by Merck (Schering) Dose limiting toxicity is GI (class effect) Prenylation is a host target; high barrier to resistance Over 100 HDV patients dosed across international sites NIH Phase 2 study results published in Lancet Infectious Diseases 2015 * * Koh et al, Lancet Infect Dis, 2015. Lonafarnib for HDV Well-Characterized Clinical Stage Lead Compound

Purpose To identify optimal combination regimens of LNF and RTV ± PEG IFN-a which demonstrate efficacy and tolerability for longer term dosing to enable HDV RNA clearance. Patients and Methods Treatment duration 12-24 weeks 72 hour PK and PD evaluation on day 1 and day 28 Testing frequency: days 1, 2, 3, 7, 14, 28 and then Q4W Biochemical parameters HDV RNA (by quantitative real-time PCR) LOWR HDV – 2 Study LOnafarnib With Ritonavir

High Dose Months 4-6 Months 1-3 LNF 50 mg BID or LNF 25 mg BID LNF ≥ 75 mg BID + RTV LNF 50 mg BID or LNF 25 mg BID + RTV 100 mg BID + RTV 100 mg BID + PEG IFN α 180 mcg QW Low Dose Low Dose: Triple Combination N=19 N=15 N=12 N=46 LOWR HDV – 2: “Dose Finding” Study Tolerability, Longer Dosing, and Triple Combination

Week Log HDV RNA IU / mL LLOQ EOT EOFU 2 of 11 (18%) patients HDV-RNA PCR-negative on-treatment All-Oral LNF 50 mg BID + RTV Well-tolerated: Longer Dosing Duration Possible

Log HDV RNA IU / mL LLOQ Week EOT EOFU LNF 50 mg BID + RTV + PEG IFN 3 of 5 patients BLOQ on-treatment

LLOQ Log HDV RNA IU / mL All-Oral LNF 25 mg BID + RTV Modest Decline at Week 24 Week EOT EOFU Well-tolerated

LLOQ Week EOT EOFU Log HDV RNA IU / mL LNF 25 mg BID + RTV + PEG IFN 3 of 5 patients (60%) HDV-RNA PCR-negative @ Week 24 5 of 5 (100%) patients BLOQ on-treatment

Mean Change in Log HDV RNA Week LOWR – 2 EOT (LOWR -2) EOT (HIDIT -2) LNF 25 mg BID + RTV Modest Decline at Week 24

Mean Change in Log HDV RNA Week LOWR – 2 EOT (LOWR -2) HIDIT – 2 HIDIT – 2 EOT (HIDIT -2) LNF 25 mg BID + RTV Comparable to PEG IFN Modest Decline at Week 24

Most Profound and Rapid VL Decline LNF 25 mg BID + RTV + PEG IFN Mean Change in Log HDV RNA Week LOWR – 2 EOT (LOWR -2) HIDIT – 2 HIDIT – 2 EOT (HIDIT -2)

LNF 25 and 50 mg based regimens demonstrate improved GI tolerability Mostly grade 1 gastrointestinal AEs observed with LNF 25 and 50 mg BID Highest grade GI AE reported GI AE = nausea, diarrhea, fatigue, weight loss, anorexia, vomiting * 1 SAE reported to be “unlikely attributed to LNF” # of Patients Experiencing AE Gastrointestinal AE LNF 50 mg BID + RTV N = 12 / 14 LNF 50 mg BID + RTV + PEG N = 6 / 6 LNF 25 mg BID + RTV N = 6 / 6 LNF 25 mg BID + RTV + PEG* N = 5 / 5 No complaints 3 0 0 0 Grade 1 7 2 4 4 Grade 2 2 2 1 1 Grade 3 0 1 1 0 Dose Reductions 0 1 0 0 Discontinuations due to GI AE 0 1 0 0 Improved GI Tolerability with Lower Dose LNF Patients Dosed for 24 Weeks

LNF 25 and 50 mg based regimens demonstrate improved GI tolerability Mostly grade 1 gastrointestinal AEs observed with LNF 25 and 50 mg BID Highest grade GI AE reported GI AE = nausea, diarrhea, fatigue, weight loss, anorexia, vomiting * 1 SAE reported to be “unlikely attributed to LNF” # of Patients Experiencing AE Gastrointestinal AE LNF 50 mg BID + RTV N = 12 / 14 LNF 50 mg BID + RTV + PEG N = 6 / 6 LNF 25 mg BID + RTV N = 6 / 6 LNF 25 mg BID + RTV + PEG* N = 5 / 5 No complaints 3 0 0 0 Grade 1 7 2 4 4 Grade 2 2 2 1 1 Grade 3 0 1 1 0 Dose Reductions 0 1 0 0 Discontinuations due to GI AE 0 1 0 0 Improved GI Tolerability with Lower Dose LNF Patients Dosed for 24 Weeks Improved GI Tolerability Supports Longer Duration Dosing

0 Week 24 Baseline % Patients with Elevated ALT 6 / 15 20 80 100 40% 40 60 25 / 25 100% LNF 25 and 50 mg BID cohorts 60% of Patients Normalized ALT* At Week 24

Antiviral activity demonstrated in all LOWR HDV – 2 patients LNF 25 mg BID + RTV + PEG IFN leads to best response rate 3 of 5 (60%) become HDV-RNA PCR-negative at Week 24 5 of 5 (100%) achieve HDV-RNA BLOQ at Week 24 Dosing > 6 months may improve outcomes (HDV-RNA PCR-negative) 60% patients normalized ALT at Week 24 LNF 50 mg BID + RTV leads to 18% HDV-RNA PCR-negative on treatment Further studies with all oral therapy are warranted Mostly grade 1 GI AEs observed with LNF 25/50 mg BID based regimens Generally well tolerated Longer dosing now possible LOWR HDV – 2: Week 24 Data Observations & Conclusions

The Prenylation Inhibitor Lonafarnib Can Induce Post-treatment ALT Flares with Viral Clearance in Patients with Chronic Delta Hepatitis C Yurdaydin, R Idilman, C Kalkan, F Karakaya, A Caliskan, E Karatayli, S Karatayli, A Mithat Bozdayi, C Koh, T Heller, JS Glenn

Post-Treatment ALT Flares Observed from Multiple LNF Treatment Cohorts LNF based regimens can induce a reactivation of the immune response to HDV leading to post-treatment viral clearance of HDV-RNA and reversal of fibrosis LOWR HDV – 2 “Dose-Finding” 12-24 Week N = 46 LOWR HDV – 4 “Dose-Escalation” 24 Week N = 15 LOWR HDV – 3 “QD” 24 Week N = 21 LOWR HDV – 1 “Combinations” 4-12 Week N = 15 NIH “POC” 4 Week N = 14

Post-Treatment ALT Flares Thus far, observed in LOWR HDV – 1 and LOWR HDV – 2 LOWR HDV – 2 “Dose-Finding” 12-24 Week N = 46 LOWR HDV – 4 “Dose-Escalation” 24 Week N = 15 LOWR HDV – 3 “QD” 24 Week N = 21 LOWR HDV – 1 “Combinations” 4-12 Week N = 15 NIH “POC” 4 Week N = 14 85 Patients ≥ 12 Weeks of Dosing 65 Patients In Post-Treatment Follow-up 5 Patients Post-Treatment Immune Reactivation 27 Patients RNA (+) @ EOT w/ ≥ 24 Weeks Post-Treatment Follow-up 5 / 27 = 18.5% HDV-RNA PCR-negative

HDV-RNA Undetectable Following ALT Flare ALT Normalization Patient 2 LNF 100 mg BID + RTV 50 mg BID * Dose adjusted to LNF 150 mg QD + RTV 50 mg BID Week ALT (U/L) * Log Viral Load IU/mL HDV / HBV VL PCR-negative Rx Start Rx Stop                   0 1000 2000 3000 4000 LNF Serum Conc (ng/mL) 5000

Not All Flares are Created Equal Flink et al. 2005 Gut 54(11): 1604–1609. LNF-induced immunologic flares Virologic Flares Yurdaydin, C. et al, 2016 AASLD Abstract #1875

0 500 1000 1500 2000 LNF Serum Conc (ng/mL) Log Viral Load IU/mL Week ALT (U/L) HDV-RNA Undetectable Following ALT Flare ALT Normalization LNF 200 mg BID 0 500 1000 1500 2000 LNF Serum Conc (ng/mL) HDV / HBV VL PCR-negative Rx Start Rx Stop

Week Rx Start Rx Stop * ** HDV-RNA Undetectable Following ALT Flare ALT Normalizing LNF 75 mg BID + RTV 100 mg BID ALT (U/L) Log Viral Load IU/mL Dose adjusted to LNF 50 mg BID + RTV 100 mg BID ** Dose adjusted to LNF 75 mg BID + RTV 100 mg BID + PEG IFN a 180 mcg QW HDV-RNA PCR-negative 0 1000 2000 3000 4000 5000                     LNF Serum Conc (ng/mL)

Week HDV-RNA PCR-negative Rx Start Rx Stop HDV-RNA Undetectable Following ALT Flare ALT Normalization Patient 5 LNF 300 mg BID ALT (U/L) Log Viral Load IU/mL               1000 1500 2000 2500 3000 500 0 LNF Serum Conc (ng/mL)

2 Point Improvement in Fibrosis Patient 5 Pre-Treatment Pre-Treatment Post-LNF-Induced ALT Normalization Week 128 18 months post-ALT normalization and HDV-RNA PCR-negative Baseline Ishak Fibrosis Score 2 Ishak Fibrosis Score 0

HDV-RNA Undetectable Following ALT Flare ALT Normalization Patient 3 LNF 50 mg BID + RTV 100 mg BID Log Viral Load IU/mL ALT (U/L) Week HDV-RNA PCR-negative Rx Start Rx Stop                   0 1000 2000 3000 4000 LNF Serum Conc (ng/mL)

2 Point Improvement in Fibrosis Patient 3 Pre-Treatment Pre-Treatment Post-LNF-Induced ALT Normalization Week 84 6 months post-ALT normalization and HDV-RNA PCR-negative Baseline Ishak Fibrosis Score 6 Ishak Fibrosis Score 4

Immune Reactivation in HDV Patients Summary Post-treatment ALT flares observed in a subset of HDV-treated patients 5 of 27 (18.5%) patients experienced post-treatment flares Post-treatment ALT flares are followed by: HDV-RNA PCR-negativity / HBV-DNA suppression Normalizing ALT levels Novel observation (vs. prior IFN studies) in HDV LNF treatment may reset and activate immune reactivity to HDV Immune reactivity may spread to HBV (HBV-DNA PCR-negativity) One patient experienced transient hyperbilirubinemia associated with the ALT flare, followed by HBsAg to less than 10 IU/mL, ALT normalization, and HDV-RNA PCR negativity (Patient 2) Long term ALT normalization has resulted in reversal of fibrosis

Immune Reactivation in HDV Patients Potential New Mechanism for Viral Clearance Two potential pathways for achieving HDV-RNA PCR-negativity with LNF therapy: On-treatment LNF-induced HDV-RNA suppression à More classical antiviral approach, e.g. ongoing LOWR HDV – 2 study* Post-treatment LNF-induced anti-HDV ALT flares LOWR HDV – 2 “Dose-Finding” 12-24 Week N = 46 LOWR HDV – 4 “Dose-Escalation” 24 Week N = 15 LOWR HDV – 3 “QD” 24 Week N = 21 LOWR HDV – 1 “Combinations” 4-12 Week N = 15 NIH “POC” 4 Week N = 14

LOWR HDV - 3 Interim Study Results Christopher Koh, Pallavi Surana, Ma Ai Thanda Han, Nancy Fryzek, Harel Dahari, Yaron Rotman, Ohad Etzion, Varun Takyar, Raissa Canales, Peter Pinto, Erin Wolff, Rachel Bishop, Cihan Yurdaydin, Jeffrey Glenn, and Theo Heller

LOWR HDV - 3 Study QD Study LNF 50 mg + RTV 100 mg daily x 24 wks LNF 75 mg + RTV 100 mg daily x 24 wks LNF 100 mg + RTV mg daily x 24 wks PBO x 12 wks -> LNF 50 mg + RTV 100 mg daily x 12 wks PBO x 12 wks -> LNF 75 mg + RTV 100 mg daily x 12 wks PBO x 12 wks -> LNF 100 mg + RTV 100 mg daily x 12 wks Post-Therapy Follow-up x 24 wks All subjects on HBV nucs for the duration of study Endpoints: Therapeutic: Decline in quantitative HDV RNA levels after 12 or 24 weeks of therapy Safety: Ability to tolerate therapy at the prescribed dose for 12 or 24 weeks N = 21

Characteristic Result (n = 21) Male Sex (%) 13 (62) Median Age (IQR) 40 (32, 49) BMI 25.7 (22.5, 22.8) Race (%) Caucasian 10 (48) Asian 10 (48) Black 1 (5) Median Laboratory Results (IQR) ALT U/L 70 (45,99) AST U/L 40 (35, 57) HBV DNA IU/mL <21 (<21, 23) HDV RNA log IU/mL 6.82 (6.18, 7.25) Fibroscan kPa 7.9 (5.4, 12.0) No difference in baseline parameters between placebo and treatment groups Patient Characteristics

Placebo LNF 50 mg + RTV 100 mg LNF 75 mg + RTV 100 mg LNF 100 mg + RTV 100 mg 0 4 8 12 16 20 24 Weeks -1.5 -1.0 -0.5 0.5 0.0 Mean HDV RNA Change From Baseline to End of Therapy Median Change in HDV RNA (Log)

Nausea Diarrhea Anorexia Abdominal Bloating Vomiting Headaches Fatigue Wt Loss 8 (38%) 12 (57%) 12 (57%) 13 (62%) 2 (9%) 3 (14%) 10 (48%) 0 (0%) No grade 3 AEs No discontinuations due to AEs No significant changes in weight in any patients Predominantly Grade 1 GI AEs

Serum HDV RNA (log) Serum ALT (U/L) 0 4 8 12 16 20 24 28 32 36 Weeks 0 2 4 6 8 25 50 75 100 125 150 175 0 ALT ULN Stop Rx HDV-RNA PCR negative Post-Treatment PCR-negativity LNF 50 mg QD + RTV 100 mg QD

Treatment with LNF significantly reduces virus levels in patients QD dosing of LNF with RTV appears safe and sustainable for 24 wks - LNF 50, 75, 100 mg + RTV 100 mg QD Post-treatment follow-up has revealed undetectable virus levels in one subject Post-treatment analysis is on-going for remaining patients LNF + RTV treatment may result in viral clearance Conclusion

*A Phase 2 Study of Titrating-dose Lonafarnib Plus Ritonavir in Patients with Chronic Hepatitis D: Interim Results from the **Lo**nafarnib **W**ith **R**itonavir in **HDV - 4** (LOWR HDV - 4) Study*

Heiner Wedemeyer[1], Kerstin Port[1], Katja Deterding[1], Anika Wranke[1], Janina Kirschner[1], Eduardo B Martins[2], Jeffrey S Glenn[3], Markus Cornberg[1], Michael P Manns[1]

[1]Hannover Medical School
[2]Eiger BioPharmaceuticals, Inc.
[3]Stanford University School of Medicine

47

48 wks of PEG IFN-a leads to 25-30% undetectable HDV-RNA Wedemeyer, Yurdaydin et al., NEJM 2011; 364: 322-31 Late relapses occur in 56% of patients with initial response Heidrich et al., Hepatology 2014; 60:87-97 HDV-RNA suppression is associated with improved long-term clinical outcome Wranke et al., Hepatology 2016 epub, Oct 22 Final step in HDV replication involves prenylation (i.e. farnesylation): Farnesyl transferase is a host enzyme which can be targeted by drugs Lonafarnib for 28 days induced a dose-dependent HDV-RNA decline Koh et al., Lancet Infect. Dis. 2015; 15: 1167-74 Treatment Options for Hepatitis Delta

Primary Objectives Rapid dose-escalation / maintenance at LNF 100 mg BID + RTV for 24 weeks Safety and tolerability of rapid LNF + RTV dose-escalation for 24 weeks HDV-RNA decline over 24 weeks Secondary Objectives Pharmacokinetics ALT normalization Change in HBV-DNA levels LOWR HDV – 4: “Dose-Escalation” Study Objectives HDV-RNA determined by Robogene 2.0: LLOD = 14 IU/mL

LNF 50 mg BID + RTV 100 mg BID ≥ 4 Weeks N=15 ≥ 2 Weeks 18 Weeks LNF 50 mg BID + RTV 100 mg BID LNF 75 mg BID + RTV 100 mg BID LNF 75 mg BID + RTV 100 mg BID LNF 100 mg BID + RTV 100 mg BID EOT 24 Weeks LOWR HDV – 4: “Dose-Escalation” Study Dosing Completed

Characteristic Values N 15 Median age, years (range) 40 (25 - 66) Male, n (%) 11 (87%) Race, n (%) White 12 (80%) Asian 2 (13.3%) Black 1 (6.7%) BMI, kg/m2 (range) 26.7 (20.8 - 34.3) HDV-RNA, log10 IU/mL (range) 6.8 (5.0 - 8.5) ALT, U/mL (range) 118 (54 - 362) Fibroscan, kPa (range) 14.6 (3.6 - 35.3) Prior interferon treatment, n (%) 10 (73%) NUC treatment from baseline, n (%) 12 (80%) Baseline Characteristics LOWR HDV - 4

N = 15 50 mg BID N = 1 50 mg BID N = 13 75 mg BID N = 1 Dose reduced ≥ 2 Weeks Ritonavir adjustments not shown ≥ 4 Weeks Lonafarnib Dose Adjustments 24 Week Study

N = 15 50 mg BID N = 1 50 mg BID N = 13 75 mg BID N = 1 Dose reduced 18 Weeks Ritonavir adjustments not shown ≥ 4 Weeks ≥ 2 Weeks Lonafarnib Dose Adjustments 24 Week Study

N = 15 50 mg BID N = 1 50 mg BID N = 13 75 mg BID N = 1 Dose reduced N = 10 100 mg BID N = 0 75 mg BID N = 3 Dose reduced 18 Weeks Ritonavir adjustments not shown ≥ 4 Weeks ≥ 2 Weeks Lonafarnib Dose Adjustments 24 Week Study

N = 15 50 mg BID N = 1 50 mg BID N = 13 75 mg BID N = 1 Dose reduced N = 10 100 mg BID N = 0 75 mg BID N = 3 Dose reduced N = 5 100 mg BID N = 5 Dose reduced Ritonavir adjustments not shown ≥ 4 Weeks 18 Weeks ≥ 2 Weeks Lonafarnib Dose Adjustments 24 Week Study

N = 15 50 mg BID N = 1 50 mg BID N = 13 75 mg BID N = 1 Dose reduced N = 10 100 mg BID N = 0 75 mg BID N = 3 Dose reduced N = 5 Dose reduced ≥ 4 Weeks 18 Weeks ≥ 2 Weeks Ritonavir adjustments not shown 5/15 patients full dose N = 5 100 mg BID 5 Patients Maintained on LNF 100 mg BID Through Week 24

N = 15 50 mg BID N = 1 50 mg BID N = 13 75 mg BID N = 1 Dose reduced N = 10 100 mg BID N = 0 75 mg BID N = 3 Dose reduced N = 5 100 mg BID N = 5 Dose reduced Ritonavir adjustments not shown N = 1 100 mg QD discontinued N = 1 50 mg QD discontinued 13/15 patients completed 24 weeks of therapy ≥ 4 Weeks 18 Weeks ≥ 2 Weeks LOWR HDV – 4 2 Patients with Discontinuations

Most common AE: intermittent diarrhea grades 1 or 2 No grade 4 AE 1 SAE: broken jaw during follow-up (unrelated to treatment) Grade 1 2 3 4 Nausea 7 6 0 0 Diarrhea 15 7 2 0 Asthenia 3 3 1 0 Anorexia 7 6 0 0 Wt Loss 8 7 1 0 Vomiting 4 1 0 0 GI AEs: Predominantly Grade 1 / 2 Number of Patients Experiencing GI Adverse Events

4 8 12 16 20 24 28 32 36 40 44 48 1 2 3 4 6 7 8 9 5 Log HDV-RNA IU / mL Week EOT EOFU LLOD HDV-RNA Drop From Baseline

4 8 12 16 20 24 28 32 36 40 44 48 1 2 3 4 6 7 8 9 5 Log HDV-RNA IU / mL Week EOT EOFU LLOD HDV-RNA Drop From Baseline

75 mg BID 100 mg BID 75 mg BID 100 mg BID Patient 3 Patient 14 log HDV-RNA IU/mL log HBV-DNA IU/mL ALT U/mL Week Log Viral Load IU/mL Week ALT (U/L) + + + + + + + + + + Maintained LNF 100 mg BID thru Wk 24 HDV-RNA / ALT / HBV-DNA

Patient 2 Partial Response + 75 mg BID 75 mg QD 75 mg BID Week Log Viral Load IU/mL + + + + + log HDV-RNA IU/mL log HBV-DNA IU/mL ALT U/mL Week ALT (U/L) + + + + + + Patient 16 No Response 75 mg BID 100 mg BID Partial / No Responders HDV-RNA / ALT / HBV-DNA

4 8 12 16 20 24 28 32 36 40 44 48 1 2 3 4 6 7 8 9 5 Log HDV-RNA IU / mL Week EOT EOFU LLOD HDV-RNA Drop From Baseline 13 Patients Across 24 Weeks

HDV-RNA Drop From Baseline 13 Patients Across 24 Weeks 4 8 12 16 20 24 28 32 36 40 44 48 1 2 3 4 6 7 8 9 5 Log HDV-RNA IU / mL Week EOT EOFU Patient 3: HDV-RNA undetectable @ Wk 24 Patient 14: HDV-RNA 32 IU/mL @ Wk 24 LLOD Mean decline after 24w (ITT): -1.91 log IU/ml (SD 1.89) % with > 1 log decline: 11/15 (73%) % with > 2 log decline: 5/15 (33%)

0 Week 24* Baseline % Patients with Normal ALT 0 / 15 8 / 15 20 80 100 Week 16* Week 8 3 / 15 4 / 15 * ITT is shown including 2 early terminations 53% 20% 27% 40 60 ALT Normalization 53% Patients Normalized ALT at End of Treatment

Rapid LNF dose-escalation from 50 mg BID to 100 mg BID (+ RTV): 5/15 (33%) reached and maintained LNF 100 mg BID + RTV through Week 24 (EOT) 1/5 (20%) HDV-RNA undetectable at Week 24 (EOT) 1/5 (20%) dropped HDV-RNA to 32 IU/mL (LLOD 14 IU/mL) at Week 24 (EOT) Gastrointestinal AEs mostly grade 1-2 8/15 (53%) required dose reduction and 2/15 (13%) were discontinued Inter-patient variability in tolerability of LNF May have impacted rapid dose-escalation and efficacy Slower dose-escalation may increase tolerability and efficacy Dose-escalation may not be needed (based on LOWR HDV – 2 data) LOWR HDV – 4: “Dose-Escalation” Study Summary & Conclusions

LNF + RTV (all-oral) regimens Achieve HDV-RNA PCR-negativity on treatment Longer dosing may improve outcomes LNF 25 mg BID + RTV + PEG IFN Achieves the most rapid and profound viral load decline Highest rate of HDV-RNA PCR-negativity on treatment LNF + RTV based regimens lead to normal ALT   Gastrointestinal adverse events were predominately mild or moderate LNF based regimens can induce reactivation of immune response Leads to post-treatment undetectability of HDV-RNA Reversal of fibrosis observed Key Findings LOWR HDV Program

Clinical Program: Next Steps LOWR HDV – 2, – 3, – 4 Studies: Report End of Follow Up (EOF) data at EASL 2017

Clinical Program: Next Steps LOWR HDV – 2, – 3, – 4 Studies: Report End of Follow Up (EOF) data at EASL 2017 LIMT HDV Study: Enrolling Dose-ranging and proof-of-concept study of PEG IFN Lambda (LMD)

A novel, first in class Type III interferon - Lambda generated by human immune system in viral infections Binds to a unique receptor versus Type I interferons - Highly expressed on hepatocytes - Limited expression on hematopoietic cells and CNS cells Similar downstream signaling pathway as Type I interferons Greater than 3,000 patients in 17 clinical trials HCV antiviral activity with less of the typical IFN alfa related side effects Anti HDV activity in humanized liver mouse model PEG IFN Lambda A targeted interferon for HDV

Lambda associated with fewer systemic adverse events, such as myalgia, arthralgias, pyrexia and chills, as compared with alfa AEs, % (≥ 20% in any arm) Lambda 180 µg (N = 102) Alfa 180 µg (N = 103) Fatigue 46.1 42.7 Headache 27.5 41.7 Myalgia 5.9 33.0 Pyrexia 7.8 33.0 Nausea 21.6 30.1 Pruritus 17.6 29.1 Insomnia 17.6 25.2 Rash 14.7 24.3 Chills 3.9 21.4 Arthralgia 5.9 20.4 GT1,4 through 48 week treatment* * GT2,3 patients on 24 week treatment showed similar safety profile Zeuzem S, et al. 47th EASL; Apr 18-22, 2012; Barcelona, Spain. Oral 1435. Muir AJ, et al. 63rd AASLD; Nov 9-13, 2012; Boston, MA, USA. Oral 214. PEG IFN Lambda Safety vs PEG IFN Alfa Results in HCV-Infected Patients: EMERGE 2b Study

LMD 180 mcg QW Rx-free follow-up Arm 1 N = 15 Arm 2 N = 15 LMD 120 mcg QW Rx-free follow-up Enrolling LIMT HDV “Mono” Phase 2 Study Lambda Interferon MonoTherapy Study in HDV EOT* EOF* 48 Weeks 24 Weeks HDV-RNA ALT Safety / Tolerability HDV-RNA Negativity ALT Change Lambda Proof of Concept in HDV * HDV RNA negative at EOT and 3-6 months post cessation of therapy

Clinical Program: Next Steps LOWR HDV – 2, – 3, – 4 Studies: Report End of Follow Up (EOF) data at EASL 2017 LIMT HDV Study: Enrolling Dose-ranging and proof-of-concept study of PEG IFN Lambda (LMD) CLIRIT-l Study: Planned Triple-combination study of LNF + RTV + LMD vs LMD alone Discussions with regulatory authorities for registration planned

EOT* EOF* LMD 120 or 180 mcg QW + LNF 25 mg BID + RTV 100 mg BID Rx-free follow-up CLIRIT – λ HDV Registration Study Plan Combined LonafarnIb with RITonavir and Interferon Lambda HDV Study 48 Weeks 24 Weeks LMD 120 or 180 mcg QW + Placebo BID Rx-free follow-up HDV-RNA ALT Safety / Tolerability HDV-RNA Negativity ALT Normalization * HDV RNA negative at EOT and 3-6 months post cessation of therapy Triple Rx Arm 2 Mono Rx Arm 1 Planned

EOT* EOF* LMD 120 or 180 mcg QW + LNF 25 mg BID + RTV 100 mg BID Rx-free follow-up CLIRIT – λ HDV Registration Study Plan Combined LonafarnIb with RITonavir and Interferon Lambda HDV Study 48 Weeks 24 Weeks LMD 120 or 180 mcg QW + Placebo BID Rx-free follow-up * HDV RNA negative at EOT and 3-6 months post cessation of therapy Triple Rx Arm 2 Mono Rx Arm 1 Multiple HDV Treatments Possible in Single Study HDV-RNA ALT Safety / Tolerability HDV-RNA Negativity ALT Normalization

Clinical Program: Next Steps LOWR HDV – 2, – 3, – 4 Studies: Report End of Follow Up (EOF) data at EASL 2017 LIMT HDV Study: Enrolling Dose-ranging and proof-of-concept study of PEG IFN Lambda (LMD) CLIRIT-l Study: Planned Triple-combination study of LNF + RTV + LMD vs LMD alone For discussions with regulators for the purpose of registration LOWR HDV – 5 Study: Planned All-oral study of LNF vs. LNF + RTV Endpoints include HDV-RNA PCR-negativity & histology improvement

Arm 3 N = 20 EOT* EOF* Rx-free follow-up Arm 2 N = 20 Rx-free follow-up 48 Weeks 24 Weeks LNF 100 mg BID Rx-free follow-up Arm 1 N = 20 LOWR HDV – 5: “Chronic Rx” Study LOnafarnib With and without Ritonavir in HDV LNF 25 mg BID + RTV 100 mg BID LNF 50 mg BID + RTV 100 mg BID HDV-RNA ALT Liver Biopsy Safety / Tolerability Change in HDV-RNA Change in ALT Liver Histology Improvement All Oral Treatment Plan * HDV RNA reduction, ALT normalization, 2 point improvement in inflammatory score without worsening in fibrosis score * HDV RNA negative at EOT and 3-6 months post cessation of therapy

Clinical Summary & Regulatory Next Steps LOWR HDV Program LOWR HDV – 2, – 3, – 4 Studies: EOF data at EASL 2017 LIMT HDV Study: Enrolling CLIRIT – l Study: Planned LOWR HDV – 5 Study: Planned Develop clinical data package to discuss regulatory plans with agency Planned for 2017

HDV Program Development Pathways Lonafarnib + Ritonavir and PEG IFN Lambda HDV RNA Negative HDV RNA Reduction + ALT Normalization End of Treatment Outcome Treatment Goal Cure Rx* Chronic Rx** * Patients remain HDV RNA negative 3-6 months post cessation of therapy ** HDV RNA reduction, ALT normalization, 2 point improvement in inflammatory score without worsening in fibrosis score Triple-Therapy LMD Monotherapy LNF + RTV (All-Oral) LNF + RTV (All-Oral) Regimen

Q&A and Panel Discussion